UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[   ] Definitive information statement
Starboard Investment Trust

(Name of the Registrant as Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.
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Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804

October [     ], 2021
Dear Shareholders,
The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the approval of an investment advisory agreement for the QCI Balanced Fund (the “Fund”) between NorthCrest Asset Management, LLC (“NorthCrest”), the Fund’s new investment adviser, and Starboard Investment Trust (the “Trust”) on behalf of the Fund.
As described in the enclosed Information Statement, the Board of Trustees of the Trust has approved NorthCrest as the investment adviser to the Fund and has approved an investment advisory agreement with NorthCrest, which was also approved by written consent of shareholders representing a majority of shareholders of the Fund, on the terms described herein.
As always, please feel free to contact the Fund at (800) 773-3863 with any questions you may have.

Starboard Investment Trust
/s/ Katherine M. Honey
Katherine M. Honey
President

QCI Balanced Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908

INFORMATION STATEMENT

October [     ], 2021
This Information Statement is being provided to the shareholders of the QCI Balanced Fund (the “Fund”), a series of the Starboard Investment Trust, a Delaware statutory trust the (“Trust”). On October 8, 2021, shareholders representing the majority of the outstanding voting securities of the Fund approved an investment advisory agreement with NorthCrest Asset Management, LLC (“NorthCrest”). This information statement is being provided to all shareholders to supply information about the terms of the investment advisory agreement.
QCI Asset Management, Inc. (“QCI”) has served as investment adviser to the Fund since its inception on January 30, 2014. Pursuant to an Asset Purchase Agreement dated August 30, 2021 by and among QCI, H. Edward Shill, II, Gerald Furciniti and Wealth Enhancement Group, LLC, a Minnesota limited liability company (“WEG”), QCI agreed to sell and WEG agreed to purchase substantially all the assets of QCI’s investment advisory business (the “Transaction”). As a result of the Transaction, the investment advisory agreement dated May 3, 2017 (“Prior Advisory Agreement”) between the Trust, on behalf of the Fund, and QCI will be terminated upon the closing date of the Transaction, which is expected to be on or about November 1, 2021 (the “Closing Date”). After the Closing Date, the Fund’s portfolio will continue to be managed on a day-to-day basis by H. Edward Shill, CFA, and Gerald Furciniti, CFA. Each has served as a portfolio manager since the Fund’s inception.
At a virtual meeting held on October 8, 2021, the Board of Trustees (the “Board” or “Trustees”, made up entirely of Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved NorthCrest to serve as investment adviser to the Fund. At that time, an interim investment advisory agreement with NorthCrest with respect to the Fund (the “Interim Advisory Agreement”) and an investment advisory agreement with NorthCrest with respect to the Fund (the “New Advisory Agreement”) in substantially the form attached hereto as Attachment A and Attachment B, respectively, were approved by the Board. The Interim Advisory Agreement will become effective on the Closing Date. The New Advisory Agreement was also approved by the majority of the outstanding voting securities of the Fund on October 8, 2021, so the New Advisory Agreement will become effective 20 days after the mailing of a notice regarding the website availability of this Information Statement.
This Information Statement is being supplied to shareholders to inform them of the action to be taken, and a notice regarding the website availability of this Information Statement will be mailed on or about October [__], 2021, to the Fund’s shareholders of record as of September 30, 2021 (the “Record Date”). This Information Statement describes the Interim Advisory Agreement and the New Advisory Agreement. As of the Record Date, there were issued and outstanding 4,727,598.133 shares of the Fund. As there will be no additional vote taken, no additional shares will vote on the matters discussed in this Information Statement.

NO ADDITIONAL SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.
The Trust will furnish, without charge, a copy of the Fund’s most recent annual or semi-annual report to any shareholder upon request. To obtain the Fund’s annual or semi-annual report, please contact the Fund by calling (800) 773-3863, or by writing to QCI Balanced Fund c/o Nottingham Shareholder Services, 116 South Franklin Street Post Office Box 4365, Rocky Mount, NC 27803-0365.
Background
NorthCrest will begin serving as investment adviser to the Fund on the Closing Date. Under the terms of the Prior Advisory Agreement, QCI was entitled to a monthly fee from the Fund equal to the annualized rate of 0.72% of the Fund’s average daily net assets. For this compensation, QCI provided the Fund with a program of continuous supervision of its assets, including developing the composition of the portfolio, and furnishing advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. QCI was also responsible for the selection of broker-dealers through which the Fund executed portfolio transactions, subject to the brokerage policies established by the Trustees. For the fiscal year ended September 30, 2021, QCI received $510,654 in advisory fees, of which $96,935 in advisory fees were waived. In an attempt to limit the Fund’s operating expenses, QCI also entered into an expense limitation agreement with the Fund, under which it had agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.97% of the average daily net assets of the Fund. The Prior Advisory Agreement was last renewed by the Board on March 11, 2021. The Prior Advisory Agreement was approved by the Fund’s shareholders by a special meeting of the shareholders held on May 3, 2017 and will terminate on the Closing Date.
The Interim Advisory Agreement and New Advisory Agreement
The Board has selected NorthCrest as the new investment adviser for the Fund.  When evaluating the reasonableness of the Interim Advisory Agreement and the New Advisory Agreement, the Board considered multiple factors related to the reasonableness of the Interim Advisory Agreement and the New Advisory Agreement, as further described below, including the nature of the services provided by NorthCrest, as well as the costs of such services and the profits to be realized by NorthCrest in providing such services.
The Interim Advisory Agreement allows NorthCrest to manage the Fund until the sooner of 150 days after the Closing Date or the effective date of the New Investment Advisory Agreement. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Prior Advisory Agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; (ii) NorthCrest is identified as the adviser instead of QCI; and (iv) the fees earned by NorthCrest under the Interim Advisory Agreement will be held in escrow pending effectiveness of the New Advisory Agreement. The Interim Advisory Agreement provides for the same advisory fee as the Prior Advisory Agreement.

The New Advisory Agreement is substantially similar to the Prior Advisory Agreement in all material respects except the dates of its execution, effectiveness, and expiration are changed, and NorthCrest is identified as the adviser instead of QCI. The New Advisory Agreement provides for the same advisory fee as the Prior Advisory Agreement.
The New Advisory Agreement provides that it is effective for an initial two-year period and will be renewed thereafter only so long as such renewal is approved at least annually by a majority of the Independent Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by NorthCrest. The New Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
In addition, after NorthCrest begins serving as the investment adviser to the Fund, the Fund’s portfolio will continue to be managed on a day-to-day basis by the same portfolio managers, H. Edward Shill, CFA, and Gerald Furciniti, CFA. Each has served as a portfolio manager since the Fund’s inception.
Like the Prior Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement provides that the Fund’s investment adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Interim Advisory Agreement or the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of NorthCrest in the performance of its duties, or from its reckless disregard of its duties and obligations under the Interim Advisory Agreement and the New Advisory Agreement.
NorthCrest has also proposed entering into an expense limitation agreement with the Fund, under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.97% of the average daily net assets of the Fund, which is the same as the current expense cap.
The Interim Advisory Agreement and the New Advisory Agreement are attached to this Information Statement as Attachment A and Attachment B, respectively. Please take the time to read the Interim Advisory Agreement and the New Advisory Agreement as the description in this Information Statement is only a summary.
About NorthCrest
NorthCrest is a limited liability company formed under the laws of the State of Minnesota, began operations in 2021, and was registered as an investment advisor with the U.S. Securities and Exchange Commission on May 14, 2021. NorthCrest primarily acts as sub-adviser to Wealth Enhancement Advisory Services, LLC (“WEAS”) to provide investment strategies for the benefit of its clients.  WEAS’s client managed account business now totals over $35 billion of which NorthCrest sub-advises $2.03 billion as of August 31, 2021.
NorthCrest is a wholly owned subsidiary of WEG, which is majority owned and controlled by private investment vehicles affiliated with TA Associates Management, L.P. (“TA Associates”) and Onex Corporation (“Onex”), with WEG’s management as minority owners. Further information about TA Associates and Onex Partners Manager LP (each of which is also a registered investment adviser) is set forth in their respective Forms ADV filed with the U.S. Securities and Exchange Commission. Further information about Onex, a public company whose shares are traded on the Toronto Stock Exchange under the ticker symbol ONEX, is available on its website at www.onex.com and through its public securities filings at www.sedar.com. The names, titles, and principal occupations of the principal executive officers of NorthCrest are set forth below. The address for each principal executive officer of NorthCrest is 505 N. Hwy 169, Suite 900, Plymouth, Minnesota 55441.

Name	Title	Principal Occupation
Michael W. Stefano	Chief Compliance Officer	Wealth Enhancement Group LLC, VP Compliance
Jeffrey T.H. Dekko	Chief Manager and President	Wealth Enhancement Group LLC, CEO
James L. Cahn	Chief Investments & Business Development Officer	Wealth Enhancement Group LLC, Chief Investments & Business Development Officer
Kelly J. Windorski	Chief Financial Officer and Treasurer	Wealth Enhancement Group LLC, CFO
Terri R. Kallsen	Chief Operating Officer	Wealth Enhancement Group LLC, COO
Kenneth J. Severud	SVP Operations & Compliance	Wealth Enhancement Group LLC, SVP Compliance
Frederick Shideman	Chief Information Security Officer	Wealth Enhancement Group LLC, CIO & CISO

No Trustee of the Fund has any interest in NorthCrest or its affiliates.
Section 15(f) of the 1940 Act
 The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.
Evaluation by the Board of Trustees
In connection with a special meeting held on October 8, 2021, the Board, including a majority of the Independent Trustees, discussed the approval of the Interim Advisory Agreement and the New Advisory Agreement. In considering the Interim Advisory Agreement and the New Advisory Agreement, the Board received materials specifically relating to the Interim Advisory Agreement and the New Advisory Agreement. The Trustees were assisted by independent legal counsel throughout the agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and the New Advisory Agreement.

In considering whether to approve the Interim Advisory Agreement  and the New Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following factors:
1) Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of NorthCrest under the Interim Advisory Agreement and the New Advisory Agreement. The Trustees reviewed the services to be provided by NorthCrest to the  Fund including, without limitation, the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees evaluated NorthCrest’s staffing, personnel, and methods of operating; the education and experience of NorthCrest’s personnel; NorthCrest’s compliance program; and the financial condition of NorthCrest.
The Trustees reviewed the financial statements for NorthCrest and WEG and discussed the financial stability and profitability of the firm and the financial support that can be provided by WEG.  The Trustees also considered potential benefits for NorthCrest in managing the Fund, including promotion of NorthCrest’s name, and the ability for NorthCrest to place small accounts into the Fund.
After reviewing the foregoing information and further information in the memorandum from NorthCrest (e.g., descriptions of NorthCrest’s business, NorthCrest’s compliance program, and NorthCrest’s Form ADV), the Board concluded that the nature, extent, and quality of the services to be provided by NorthCrest were satisfactory and adequate for the Fund.
2) Performance.  The Trustees then discussed that the portfolio managers of QCI would continue on as portfolio managers at NorthCrest, so the Trustees discussed the performance of the Fund with the performance of comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar/Lipper peer group average).  The Trustees noted that the Fund had outperformed the peer group and category averages for the five-year and since-inception periods, but underperformed for the one-year period. The Trustees also considered the consistency of the portfolio managers’ management of the Fund with its investment objective, policies, and limitations.
3) Fees and Expenses.  The Trustees noted that the management fee for the Fund under the proposed Interim Advisory Agreement and New Advisory Agreement remained the same as the current rate, and that the expense cap under the proposed arrangement was the same as the current cap.  The Trustees noted that the management fee and net expense ratio for the Fund were higher than the peer group average, but lower than the category average.  They further discussed that NorthCrest believed this was due primarily to the peer group average being skewed downward by index funds, which tend to have lower fees than actively managed funds like the Fund.  The Trustees considered NorthCrest’s unique research and investment process in evaluating the reasonableness of its management fee.
Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to NorthCrest were not unreasonable in relation to the nature and quality of the services provided by NorthCrest and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

4) Profitability. The Board reviewed NorthCrest’s profitability analysis in connection with its proposed management of the Fund.  The Trustees noted that NorthCrest expected to realize a profit for the first twelve months of operation and that the profit was similar to that realized by QCI in the prior 12 months of operations. The Board concluded that NorthCrest’s expected level of profitability was not excessive.
5) Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the Fund was not yet large enough to realize economies of scale. The Trustees then reviewed the Fund’s proposed fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows.   The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.
Conclusion. Having requested and received such information from NorthCrest as the Trustees believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board of Trustees, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement and voted to recommend the New Advisory Agreement to the shareholders of the Fund for approval.
OTHER INFORMATION
Outstanding Securities
The Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of the Record Date, there were 4,727,598.133 shares of the Fund outstanding.
Principal Holders of Securities
To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	Record	50.25%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	Record	6.95%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.
Operation of the Fund
The Trust is organized as a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. The Fund is a separate, diversified series of the Trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. As of the date of this Information Statement, the Fund’s investment adviser is QCI Asset Management, Inc., 1040 Pittsford Victor Road, Pittsford, NY 14534. After the Closing Date, the Fund’s investment adviser will be NorthCrest Asset Management, LLC, with an address at 505 N. Hwy 169, Suite 900, Plymouth, Minnesota 55441. The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, provides the Fund with transfer agent, accounting, dividend paying agent, shareholder servicing agent, and administrative services. Capital Investment Group, Inc., 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.

Payments to Affiliated Brokers
During the fiscal year ended September 30, 2021, the Fund did not pay any brokerage commissions to an affiliated broker.
Shareholder Proposals
The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is being paid by NorthCrest.
Delivery of Documents to Shareholders Sharing an Address. Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Fund by calling 1-800-773-3863, or by writing to QCI Balanced Fund, c/o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semiannual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.
Shareholder Reports
The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-800-773-3863.

October [ ], 2021

By Order of the Board of Trustees

/s/ James H. Speed, Jr.

James H. Speed, Jr.
Chairman

ATTACHMENT A
INTERIM INVESTMENT ADVISORY AGREEMENT
This Interim Investment Advisory Agreement (“Agreement”) is made and entered into effective as of [         ], 2021, by and between NorthCrest Asset Management, LLC, a Minnesota Limited Liability Company (the “Advisor”), and the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, on behalf of the QCI Balanced Fund (the “Fund”), a series of the Trust.
WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;
WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;
WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and engages in the business of asset management; and
WHEREAS, the Trust desires to retain the Advisor on an interim basis and subject to Rule 15(a)(4) under the Investment Company Act of 1940 to furnish investment management services to the Fund and the Advisor is willing to furnish such services;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.
Appointment. The Trust appoints the Advisor as investment advisor to the Fund, a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	Obligations of the Advisor. Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for the Fund.
(a)	Services. The Advisor agrees to perform the following services for the Fund and Trust:
(i)	Manage the investment and reinvestment of the assets of the Fund;
(ii)	Continuously review, supervise, and administer the investment program of the Fund;
(iii)	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;
(iv)	Provide the Fund and Trust with records concerning the Advisor’s activities under this Agreement which the Fund and Trust are required to maintain;
(v)	Render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities; and

(vi)	Perform such other services as agreed by the Advisor and the Trust from time to time.
The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.
(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Fund and Trust under this Agreement shall be the property of the Fund and Trust and, upon request therefor, the Advisor shall surrender to the Fund and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations under the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

3.
Compensation.  The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.

The investment advisory fee shall be held in an interest bearing escrow account with the Fund’s custodian (“Escrow Amount”).  The Escrow Amount shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid into the escrow account within five (5) days after such calculation.
If a majority of the Fund’s outstanding voting securities (“majority of shareholders”) approve a new investment advisory agreement with the Advisor within 150 days of this Agreement, the Escrow Amount (including interest, but less any bank fee on the escrow account) will be paid to the Advisor.
If a majority of shareholders do not approve a new investment advisory agreement within 150 days of this Agreement, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under this Agreement (including interest, but less any bank fee on the escrow account); or (ii) the Escrow Amount (including interest, but less any bank fee on the escrow account).  Any fee paid to the Advisor under this paragraph must be pre-approved by the Trust’s Board of Trustees.
4.
Status of Advisor.  The services of the Advisor to the Fund and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust’s Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of the Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Fund or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.
Limitation of Liability; Indemnification.  The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

Any liability of the Advisor to the Fund shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
6.
Liability of Shareholders.  Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

7.	Representations and Warranties.
(a)
The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Minnesota and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

8.
Notice of Change in Control.  The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days’ notice is not possible.

9.	Duration and Termination. This Agreement shall remain in effect for a term of 150 days from the effective date provided that:
(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 10 calendar days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning under the Investment Company Act of 1940 and the rules thereunder); and
(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice to the Fund and Trust.
(d)	The Agreement shall terminate immediately upon approval by the Fund’s shareholders of a new investment advisory agreement between the Trust and the Advisor.
10.
Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).

11.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.
12.
Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.
14.
Use of Names.  The Trust acknowledges that all rights to the name “QCI Balanced Fund” belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

15.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

STARBOARD INVESTMENT TRUST

By:  ________________________________
Name: Katherine M. Honey
Title:  President
NORTHCREST ASSET MANAGEMENT, LLC

By:   ________________________________
Name:  ______________________________
Title:  _______________________________

APPENDIX A
COMPENSATION SCHEDULE
For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of the Fund as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
1. QCI Balanced Fund	0.72%

ATTACHMENT B
INVESTMENT ADVISORY AGREEMENT
This Investment Advisory Agreement (“Agreement”) is made and entered into effective as of [         ], 2021, by and between NorthCrest Asset Management, LLC, a Minnesota Limited Liability Company (the “Advisor”), and the Starboard Investment Trust (the “Trust”), a Delaware statutory trust, on behalf of the QCI Balanced Fund (the “Fund”), a series of the Trust.
WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;
WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;
WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, and engages in the business of asset management; and
WHEREAS, the Trust desires to retain the Advisor to furnish investment management services to the Fund and the Advisor is willing to furnish such services;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.
Appointment. The Trust appoints the Advisor as investment advisor to the Fund, a series of the Trust, for the period and on the terms set forth in this Agreement.  The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation indicated in Appendix A.

2.	Obligations of the Advisor. Subject to the supervision of the Trust’s Board of Trustees, the Advisor will provide a continuous investment program for the Fund.
(a)	Services. The Advisor agrees to perform the following services for the Fund and Trust:
(i)	Manage the investment and reinvestment of the assets of the Fund;
(ii)	Continuously review, supervise, and administer the investment program of the Fund;
(iii)	Determine, in its discretion, the securities to be purchased, retained, or sold (and implement those decisions) with respect to the Fund;
(iv)	Provide the Fund and Trust with records concerning the Advisor’s activities under this Agreement which the Fund and Trust are required to maintain;
(v)	Render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities; and
(vi)	Perform such other services as agreed by the Advisor and the Trust from time to time.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.  All services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers, or employees of the Advisor or through such other parties as the Advisor may determine from time to time.
(b)
Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render its services and to provide the office space, furnishings, equipment, and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors, and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)
Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution, and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice, and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(d)
Books and Records.  All books and records prepared and maintained by the Advisor for the Fund and Trust under this Agreement shall be the property of the Fund and Trust and, upon request therefor, the Advisor shall surrender to the Fund and Trust such of the books and records so requested.

(e)
Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 under the Investment Advisers Act of 1940, adopt and implement written policies and procedures reasonably designed to prevent violations under the Investment Advisers Act of 1940 and will provide the Trust with copies of such written policies and procedures upon request.

3.
Compensation.  The Trust will pay, or cause to be paid to, the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the average daily net assets of each Fund, computed at the end of each month and payable within five business days thereafter, according to the schedule attached hereto as Appendix A.

4.
Status of Advisor.  The services of the Advisor to the Fund and Trust are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund and Trust are not impaired thereby; provided, however, that without providing written notice to the Trust’s Board of Trustees, the Advisor will not serve as investment advisor to any other registered investment company having a similar investment strategy to that of the Fund.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Fund or Trust.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Advisor, who may also be a trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.
Limitation of Liability; Indemnification.  The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement.  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

Any liability of the Advisor to the Fund shall not automatically impart liability on the part of the Advisor to any other series of the Trust.  The Fund shall not be liable for the obligations of any other series of the Trust, nor shall any other series of the Trust be liable for the obligations of the Fund.  The limitations of liability provided under this section are not to be construed so as to provide for limitation of liability for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such limitation of liability would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
6.
Liability of Shareholders.  Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

7.	Representations and Warranties.
(a)
The Advisor represents and warrants to the Trust as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Minnesota and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)
The Trust represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Securities and Exchange Commission under the Investment Company Act of 1940; (iii) shares of the Fund are (or will be) registered for offer and sale to the public under the Securities Act of 1933; and (iv) such registrations will be kept in effect during the term of this Agreement.

8.
Notice of Change in Control.  The Advisor is obligated to notify the Trust if there is a change in control of the Advisor at least thirty days prior to the effective date of the change, or as soon as practicable in the event that thirty days’ notice is not possible.

9.
Duration and Termination.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided that:

(a)
The Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)	This Agreement shall immediately terminate in the event of its assignment (within the meaning under the Investment Company Act of 1940 and the rules thereunder); and
(c)	The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 calendar days’ written notice to the Fund and Trust.
(d)	The terms of paragraph 5 of this Agreement shall survive the termination of this Agreement.

10.
Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).

11.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.
12.
Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (i) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (ii) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (iii) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Fund.

13.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.
14.
Use of Names.  The Trust acknowledges that all rights to the name “QCI Balanced Fund” belong to the Advisor, and the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

15.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.
STARBOARD INVESTMENT TRUST

By:  ___________________________________
Name: Katherine M. Honey
Title:  President
NORTHCREST ASSET MANAGEMENT, LLC

By:  ____________________________________
Name:  __________________________________
Title:  __________________________________

APPENDIX A
COMPENSATION SCHEDULE
For the services delineated in this Agreement, the Advisor shall receive an investment advisory fee equal to an annualized rate of the average daily net assets of the Fund as listed below.  The fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and Statement of Additional Information.

FUND	INVESTMENT ADVISORY FEE
1. QCI Balanced Fund	0.72%

QCI Balanced Fund
A series of the Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Tel (800) 773-3863 Fax (252) 972-1908
 IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT
 This communication presents only an overview of the Information Statement that is available to you on the internet relating to the QCI Balanced Fund (the “Fund”), a series of Starboard Investment Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.
The Information Statement describes the recent approval of an advisory agreement between the Trust, on behalf of the Fund, and NorthCrest Asset Management, LLC (“NorthCrest”).
In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.
This Notice of Internet Availability of the Information Statement is being mailed on or about October [      ], 2021 to shareholders of record of the Fund as of September 30, 2021. The Information Statement will be available on the Trust’s website at www.ncfunds.com until January [       ], 2022. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at shareholders@ncfunds.com or toll-free at 1-800-773-3863.
 If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.
 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.